As filed with the Securities and Exchange Commission on August 1, 2014

Securities Act File No. 333-185238

Investment Company Act File No. 811-22743

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(CHECK APPROPRIATE BOX OR BOXES)

Information Statement Pursuant To Section 14(c) Of The

Securities Exchange Act Of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Information Statement

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

(Exact name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BLACKSTONE ALTERNATIVE MULTI-MANAGER FUND

345 Park Avenue, New York, NY 10154

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

August 1, 2014

As a shareholder of Blackstone Alternative Multi-Manager Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), you are receiving this Notice regarding the internet availability of an Information Statement relating to the selection and approval of certain sub-advisers for the Fund. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and to review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the sub-advisers.

Summary of Information Statement

The Information Statement describes how Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by, in part, allocating the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies. At BAIA’s recommendation, the Fund’s Board of Trustees (the “Board”) has recently approved Waterfall Asset Management, LLC (“Waterfall”) and Boussard & Gavaudan Investment Management, LLP (“BGIM”) as sub-advisers to the Fund. The Information Statement provides information about these sub-advisers.

BAIA, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission on April 2, 2013, may enter into and amend materially sub-advisory agreements without seeking the approval of Fund shareholders, so long as certain conditions are satisfied. BAIA’s retention of Waterfall and BGIM does not require shareholder approval. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

By sending you this Notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at (http:// www.blackstone.com/blackstone-alternative-multi-manager-fund). The Information Statement will be available on the website for at least 90 days after the date of this Notice. If you want to receive a paper copy of the Information Statement, you must request one. There is no charge to you for requesting a copy. You may request a paper copy or PDF via email of the Information Statement by writing the Fund, c/o Blackstone Alternative Multi-Manager Fund, 345 Park Avenue, New York, NY 10154, or by calling (toll-free) 1-855-890-7725, by August 31, 2014. If you do not request a paper copy or PDF via email by that date, you will not otherwise receive a paper or email copy. You can obtain a free copy of the annual and semi-annual reports of the Fund, when available, by writing or contacting the Fund at the address or number above or visiting the Fund’s website.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from one or more of the shareholders. The Fund will deliver, promptly upon request to the telephone number or address listed above, a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered.

BLACKSTONE ALTERNATIVE MULTI-MANAGER FUND

345 Park Avenue, New York, NY 10154

INFORMATION STATEMENT

August 1, 2014

NOTICE REGARDING NEW SUB-ADVISERS

Blackstone Alternative Investment Advisors LLC (“BAIA”), the investment adviser to Blackstone Alternative Multi-Manager Fund (the “Fund”), seeks to achieve the Fund’s investment objective by, in part, allocating the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies. This information statement is being provided to the Fund’s shareholders in lieu of a proxy statement, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”) on April 2, 2013. This exemptive order permits BAIA to enter into and amend materially sub-advisory agreements with investment sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of The Blackstone Group, L.P. without seeking the approval of Fund shareholders, so long as certain conditions are satisfied. This Information Statement is to inform you that, at BAIA’s recommendation, the Fund’s Board of Trustees (the “Board”) has recently approved Waterfall Asset Management, LLC (“Waterfall”) and Boussard & Gavaudan Investment Management, LLP (“BGIM”) as sub-advisers to the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE FUND AND ITS ADVISORY AGREEMENT

BAIA serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated June 3, 2013. BAIA seeks to achieve the Fund’s investment objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies, including, in part, by allocating Fund assets among sub-advisers with experience managing alternative investment strategies. BAIA is responsible for selecting the investment strategies, for identifying and retaining sub-advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each sub-adviser.

BAIA may adjust allocations from time to time among strategies or sub-advisers and has discretion to not allocate any assets to one or more sub-advisers at any time. BAIA currently intends to generally consider the following factors as part of its sub-adviser screening process, although the factors considered from time to time or with respect to any one sub-adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

•	Attractive long-term risk-adjusted investment performance: BAIA seeks to choose non-traditional sub-advisers that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

•	Skilled application of non-traditional investment techniques: BAIA believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. BAIA seeks to choose sub-advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

•	Opportunistic approach to investing: Among the sub-advisers sought out by BAIA may be “opportunistic” sub-advisers who are willing to make substantial investments based on the direction the sub-adviser anticipates a particular market, markets, or individual securities will take. These sub-advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns.

•	Management stability and committed investment professionals: BAIA believes the ability to generate attractive risk- adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, BAIA believes that attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

•	Ongoing monitoring: Once selected, the performance of each sub-adviser is regularly reviewed, and new sub-advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among sub-advisers, approaches, and styles will be regularly monitored and may be adjusted in response to performance results or changing economic conditions.

Each sub-adviser selected by BAIA and approved by the Board enters into a sub-advisory agreement with BAIA, pursuant to which the sub-adviser is delegated responsibility for the Fund’s day-to-day management of Fund assets allocated to it (the “Allocated Portion”). BAIA compensates the sub-advisers out of the management fee it receives from the Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of BAIA. BAIA oversees the sub-advisers for compliance with the Fund’s investment objective, policies, strategies, and restrictions, and monitors each sub-adviser’s adherence to its investment style.

THE NEW SUB-ADVISORY AGREEMENTS

At a meeting of the Board on May 21-22, 2014, the Board, including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved Waterfall and BGIM as sub-advisers to the Fund and approved a sub-advisory agreement between BAIA and each of the new sub-advisers. The sub-advisory agreement with Waterfall became effective as of June 1, 2014, and the sub-advisory agreement with BGIM became effective as of July 22, 2014. At the time each of Waterfall and BGIM was hired as a sub-adviser, the existing sub-advisers continued to manage a portion of the Fund’s portfolio. This may change over time, and from time to time BAIA may not allocate any of the Fund’s assets to one or more sub-advisers.

Under its sub-advisory agreement, subject to the supervision and oversight of BAIA, each of Waterfall and BGIM will furnish continuously an investment program for the Fund, determining what investments to purchase, hold, sell, or exchange and what portion of the Fund’s assets to hold uninvested, with respect to its Allocated Portion, in compliance with the Fund’s governing documents, registration statement, investment objective, policies, and restrictions, and applicable law and subject to the oversight of the Board. Each sub-adviser is responsible for its expenses incurred in connection with managing its Allocated Portion. Each sub-adviser receives, as compensation for its services, fees from BAIA (not the Fund) each quarter based on an annual percentage of the average daily net assets of its Allocated Portion.

The sub-advisory agreement for Waterfall will remain in effect until May 31, 2016, and the sub-advisory agreement for BGIM will remain in effect until June 30, 2015, and each sub-advisory agreement will remain in effect from year to year thereafter so long as its continuance is approved at least annually (i) by the Board or the shareholders by the affirmative vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, and (ii) by a majority of the Independent Trustees. Each sub-advisory agreement may be terminated, without penalty, by (x) vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to BAIA and the sub-adviser; (y) BAIA upon 30 days’ written notice to the sub-adviser, by BAIA in the case of a material breach of the sub-advisory agreement by the sub-adviser, or by BAIA if certain personnel of the sub-adviser cease to be employed by the sub-adviser or are accused of securities laws violations or other criminal conduct; or (z) the sub-adviser upon 60 days’ written notice to BAIA and the Fund or by the sub-adviser, in certain of the sub-advisory agreements, if BAIA is accused of securities laws violations or other criminal conduct. Each sub-advisory agreement will terminate automatically in the event of its assignment or a change of the control of the sub-adviser or the termination of BAIA’s advisory agreement with the Fund.

Each sub-advisory agreement may only be amended in writing. Under the exemptive order referenced above, so long as certain conditions are satisfied, each sub-advisory agreement may be amended materially without shareholder approval. However, the exemptive order requires generally that shareholders of the Fund receive notice within 90 days of the hiring of a new sub-adviser and that the Fund provide shareholders with information that is similar to that which would have been included in a proxy statement to shareholders.

The existing sub-advisers’ sub-advisory agreements and services provided pursuant to such agreements are unchanged as a result of the Board’s approval of the new sub-advisers, except that the amount of each existing sub-advisers’ Allocated Portions may change as a result of the addition of the new sub-advisers.

The form of each sub-advisory agreement is attached within Exhibit A.

INFORMATION ABOUT WATERFALL

Waterfall was founded in 2005. As of April 1, 2014, Waterfall had approximately $3.1 billion in assets under management. Waterfall’s principal offices are located at 1140 Avenue of the Americas, New York, NY 10036.

Waterfall manages a portion of the Fund’s assets using a fundamental strategy. Fundamental strategies employ processes designed to identify attractive opportunities in securities of companies that are undervalued/overvalued or expected to experience high/low levels of growth, including bottom-up analysis of a company’s financial statements.

The following table provides information on the principal executive officers and directors of Waterfall. The business address of each person is c/o Waterfall Asset Management, LLC, 1140 Avenue of the Americas, New York, NY 10036.

Name	Title/Responsibilities
Thomas Capasse	Principal
Jack Ross	Principal
Brian Breakstone	Chief Financial Officer
Kenneth Nick	General Counsel and Chief Compliance Officer

INFORMATION ABOUT BGIM

BGIM is a recently formed investment adviser. Boussard & Gavaudan Asset Management, LP (“BGAM”), an affiliate of BGIM under common control, was founded in 2002, and acted as a sub-adviser to the Fund prior to the hiring of BGIM. As of May 1, 2014, BGAM had approximately $2.1 billion in assets under management. BGIM’s principal offices are located at 1 Vine Street, London W1J 0AH, United Kingdom.

BGIM manages a portion of the Fund’s assets using a multi-strategy strategy. Multi-strategy strategies employ a wide variety of strategies based upon analysis of macroeconomic variables.

The following table provides information on the principal executive officers and directors of BGIM. The business address of each person is c/o Boussard & Gavaudan Investment Management, LLP, 1 Vine Street, London W1J 0AH, United Kingdom.

Name	Title/Responsibilities
Emmanuel Boussard	Director & Chief Investment Officer
Emmanuel Gavaudan	Director & Chief Executive Officer
Pascal Gilot	Director & Chief Financial Officer
Charles Edouard Joseph	Director & Head of Analyst
Etienne Becker	Co-head of Training
François Becker	Chief Operating Officer
Deborah Gewinner	Chief Compliance Officer

BOARD CONSIDERATIONS

At their meeting in May 2014, the Board, including all of the Independent Trustees, unanimously approved the new sub-advisory agreements. The Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with the new sub-advisers’ proposed services, including with respect to the nature, extent, and quality of services, profitability and fees and expenses, investment performance, and the code of ethics and compliance program of each new sub-adviser. Additionally, the Board considered the process undertaken during their consideration and initial approval of the investment advisory agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the sub-advisory agreements with Waterfall and BGIM.

Nature, Extent, and Quality of the Services

Waterfall

The Board discussed and considered (1) Waterfall’s personnel, operations, and financial condition; (2) Waterfall’s strengths, including its focus on credit selection and trade execution, its top down views and fundamental credit analysis, and its extensive experience in the asset backed securities markets; (3) the percentage of assets that potentially would be allocated to Waterfall; (4) the potential investment return on the assets that would be managed by Waterfall and related investment risks; (5) Waterfall’s experience and performance as a hedge fund manager and the extent to which Waterfall’s strategy for the Fund would overlap with its hedge fund strategy; and (6) the experience and resources of Waterfall’s portfolio management team. The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided were appropriate and thus supported a decision to approve the proposed Waterfall Sub-Advisory Agreement.

BGIM

The Board discussed and considered (1) BGIM’s personnel, operations, and financial condition; (2) BGIM’s strengths, including its emphasis on trade structuring, opportunistic asset allocation, and specialization in volatility strategies, its dominance in the European convertible security space, its derivatives expertise, and its focus on downside protection and overlay hedges; (3) the percentage of assets that potentially would be allocated to BGIM; (4) the potential investment return on the assets that would be managed by BGIM and related investment risks; (5) that BGIM had been formed to replace BGAM, a current sub-adviser to the Fund, and in this regard the experience and performance of BGAM as both a hedge fund manager and as a previous sub-adviser to the Fund, the fact that BGIM’s strategy for the Fund would be the same as BGAM’s strategy for the Fund, and the extent to which BGIM’s strategy for the Fund would overlap with BGIM’s hedge fund strategy; and (6) the experience and resources of BGIM’s portfolio management team and the fact that the BGIM portfolio management team would be the same as the BGAM portfolio management team. The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided were appropriate and thus supported a decision to approve the BGIM sub-advisory agreement.

Costs of Services and Profitability

The Board discussed each new sub-adviser’s proposed sub-advisory fee for managing the allocated Fund assets. The Board noted that the compensation paid to each new sub-adviser was paid by BAIA, not the Fund, and, accordingly, that the retention of each new sub-adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. It also noted that the terms of the sub-advisory agreement were the result of separate arms’-length negotiations between BAIA and each new sub-adviser. The Board considered information regarding the potential impact that retaining each new sub-adviser as a sub-advisory to the Fund may have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fees that BAIA was expected to pay the sub-advisers based on anticipated allocations of Fund assets amongst the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale

The Board discussed various financial and economic considerations relating to the proposed arrangement with each new sub-adviser, including the potential for economies of scale. The Board noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fees payable to each new sub-adviser, certain Fund expenses were subject to a cap of 0.45% per annum of the Fund’s net assets, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels. The Board considered that the proposed sub-advisory fee payable to certain sub-advisers by BAIA includes breakpoints based on combined assets of accounts sub-advised for BAIA by those certain sub-advisers, including accounts other than the Fund. The Board considered that the sub-advisory fee breakpoints will reduce the sub-advisory fee rate paid by BAIA to those sub-advisers and result in certain economies of scale for BAIA.

Other Benefits

The Board discussed other potential benefits that each new sub-adviser may receive from the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to Fund shareholders. The Board noted that each new sub-adviser benefited from its relationship with Blackstone Alternative Asset Management (“BAAM”), and that BAAM had made investments in other investment funds advised by Waterfall and BGIM. The Board concluded that any other ancillary or “fall out” benefits derived by each sub-adviser from its relationship with BAIA, BAAM, or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and investors therein, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

The Board reviewed and considered certain terms and conditions of each sub-advisory agreement. After discussion, the Board concluded that the terms of each sub-advisory agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of the sub-advisory agreements in the future.

The Board, including all of the Independent Trustees, concluded that the fees payable under each sub-advisory agreement were fair and reasonable with respect to the services that each new sub-adviser would provide to the Fund and in light of the other factors described above that the Board deemed relevant. The Board also considered information that it had received regarding BAIA’s review of each sub-adviser’s compliance program.

The Board based its approval of the sub-advisory agreements on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent legal counsel in approving the sub-advisory agreements.

ADDITIONAL INFORMATION ABOUT THE FUND

BAIA is the Fund’s investment adviser. BAIA, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, NY 10154, is an affiliate of BAAM, a registered investment adviser with approximately $58 billion in assets under management as of May 1, 2014, and an indirect wholly-owned subsidiary of The Blackstone Group, L.P., a publicly traded master limited partnership that has units that trade on the New York Stock Exchange under the symbol “BX”.

Pursuant to an Administration Agreement with the Trust, State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator of the Fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street also serves as transfer agent of the Fund.

Blackstone Advisory Partners L.P., located at 345 Park Avenue, New York, NY 10154, serves as the principal underwriter and exclusive agent for distribution of the Fund’s shares pursuant to a Distribution Agreement.

FINANCIAL INFORMATION

You can obtain a free copy of the annual and semi-annual reports, when available, by writing to the Fund, c/o Blackstone Alternative Multi-Manager Fund, 345 Park Avenue, New York, NY 10154, or by calling 1-212-583-5000.

BENEFICIAL OWNERSHIP OF THE FUND

As of March 31, 2014, National Financial Services, LLC, located at 499 Washington Boulevard, Jersey City, NJ 07310, a subsidiary of Fidelity Investments, owned of record approximately 100% of the outstanding shares of the Fund on behalf of its clients.

Exhibit A

Blackstone Alternative Multi-Manager Fund

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, effective as of June 1, 2014, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Waterfall Asset Management, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Manager Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”); and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (the “Strategy”). The Adviser and the Sub-Adviser acknowledge and agree that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets (or assets of a subsidiary of the Fund, as applicable) that Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (or Fund subsidiary’s assets) (the “Allocated Portion”). Initially, the Sub-Adviser will provide the various investment advisory and other services with respect to the Allocated Portion to a wholly-owned subsidiary of the Fund, Blackstone Alternative Multi-Manager Sub Fund III L.L.C. (“Sub Fund III”). The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Fund in any way. The Adviser acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Allocated Portion or that the Allocated Portion will perform comparably with any standard or index or on an absolute basis, including other clients of Sub-Adviser, whether public or private. The Adviser and Sub-Adviser hereby acknowledge and agree that to the extent the Sub-Adviser provides the various investment advisory and other services with respect to the Allocated Portion to a wholly-owned subsidiary of the Fund, it will do so pursuant to the same terms, conditions, duties, and obligations that would be applicable if it provided such services directly to the Fund.

b.	Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.	Sub-Advisory Arrangement Not Exclusive for Fund. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.	Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to approval of the Board and notice to the Sub-Adviser, the Adviser retains complete authority to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) on a discretionary basis and without prior consent of the Adviser, make investment decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) determine which securities or other assets or instruments are to be purchased, sold, exchanged, converted, retained, borrowed or lent by the Allocated Portion, place orders with respect to such portfolio transactions and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; and (iii) subject to Section 2(d) below, execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the purchase, sale assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, or otherwise in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney in fact). The Sub-Adviser, in general, will take such action as is appropriate to effectively manage the Allocated Portion.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with (i) the Strategy; (ii) the policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the prospectus (the “Prospectus”) and statement of additional information (“SAI”) included in the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”); (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company”; provided, however, that the Sub-Adviser shall only be responsible for compliance with such rules and regulations under the Internal Revenue Code of 1986, as amended, that pertain to portfolio diversification of regulated investment companies and only with respect to the Allocated Portion and (iv) any reasonable instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time in advance in writing. The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board with respect to the Fund as from time to time in effect and furnished in advance in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide reasonable advance notice to the Sub-Adviser of any relevant changes to the Governing Documents or the Procedures. For avoidance of doubt, the Adviser understands and agrees that the Sub-Adviser shall bear no responsibility or liability for failure to comply with any of the requirements specified in this paragraph 2(c) and any supplements or amendments thereto, until the Sub-Adviser has received and had a reasonable opportunity to review such materials. The Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

d.	Fund Counterparties. The Sub-Adviser will utilize counterparties for prime brokerage, futures and options clearing, and ISDA services under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with prime brokerage, futures and options clearing, and ISDA counterparties upon request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers. The Sub-Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable) and will perform in-house reconciliation procedures on such accounts and provide information regarding such reconciliations to the Adviser upon request.

e.	Reports. The Sub-Adviser shall, upon reasonable advance notice, render such reports to the Board and the Adviser as they may request concerning the investment activities of the Sub-Adviser with respect to the Allocated Portion. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request.

f.

Proxy Voting. It is currently anticipated that the Sub-Adviser shall not be responsible for proxy voting; however, at the request of the Adviser, the Sub-Adviser shall assume responsibility for voting or abstaining from voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in (i) a manner deemed by the Sub-Adviser to be in the best interests of the Fund (as it relates to the Allocated Portion) and (ii) accordance with the Sub-Adviser’s proxy voting policies and procedures (a copy of which has been provided to the Adviser). The Adviser shall provide the Sub-Adviser notice reasonably in advance of any request that the Sub-Adviser assume responsibility to vote proxies on behalf of the Fund (it being understood that a single notice may state a continuing obligation), and shall cause materials relating to such proxies to be forwarded to the Sub-Adviser in a timely fashion by the Fund’s custodian, the Administrator or another party. It is acknowledged and agreed that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration

Statement of the Trust. To the extent that the Sub-Adviser votes proxies for the Fund, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund, the Sub-Adviser shall, upon reasonable advance notice, certify as to its compliance with its proxy voting policies and procedures with respect to its actions on behalf of the Allocated Portion and as to its compliance with applicable federal statutes and regulations with respect to the Allocated Portion.

g.	Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion to ensure compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures and applicable law.

h.	Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the custodian for the Fund (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets. The Sub-Adviser shall have the authority to instruct the Custodian: (i) to pay cash for securities and other property delivered to the Custodian; (ii) to deliver securities and other property against payment for the Allocated Portion, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

i.

Assistance with Valuation. The Sub-Adviser will provide reasonable assistance to the Adviser and the Custodian, Administrator or similar party designated by the Adviser in assessing the fair value of securities or other instruments held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings. The parties acknowledge that the Sub-Adviser and the Adviser, the Custodian, the Administrator or other recordkeeping agent of the Fund may use different pricing vendors, which may result in valuation discrepancies.

j.	Provision of Information and Certifications. The Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and in connection with the compliance by any of them with the requirements of the Governing Documents, the Procedures and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

k.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and to the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning Code of Ethics and compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Fund. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics affecting the Fund as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

l.	Sub-Adviser Review of Materials. Upon the Adviser’s reasonable advance request, the Sub-Adviser shall review and comment upon selected portions, relating to the Sub-Adviser and/or Strategy (including the Allocated Portion), of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund, and participate, at the reasonable advance request of the Adviser and as agreed to by the Sub-Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Adviser and the Sub-Adviser shall agree which portions of such materials should be reviewed by the Sub-Adviser and the Sub-Adviser will not have any responsibility for the other portions. To the extent the Adviser makes any material changes to the portions of such materials upon which the Sub-Adviser has previously provided comments, the Sub-Adviser will have the opportunity to review and approve the final versions of such portions of such materials before they are disseminated. The Sub-Adviser will promptly inform the Fund and the Adviser if any information in the Registration Statement is (or to the knowledge of the Sub-Adviser will become) inaccurate or incomplete.

m.	Regulatory Communications and Notices. The Sub-Adviser shall promptly provide notice to the Adviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions in each case relating to (i) the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall promptly make available the documents identifying such matters to the Adviser unless, in the opinion of the Sub-Adviser’s counsel, the Sub-Adviser would be legally prohibited from doing so. The Adviser agrees that such notices and documents provided by the Sub-Adviser shall constitute “Information” entitled to the protections against disclosure afforded by Section 15 (“Confidentiality”) of this Agreement.

n.

Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments relating to its duties as a sub-investment adviser of the Fund, of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or receives any material threat in writing of, any material action, suit, proceeding or targeted investigation (i.e., excluding any routine examinations or industry-wide “sweep” inquiries), at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund or (B) that may reasonably be expected to have a material adverse effect on the ability of the Sub-Adviser to perform its duties and responsibilities hereunder and (ii) any change in the actual control or management of the Sub-Adviser or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion.

3.	Broker-Dealer Selection.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(d) hereof. The Sub-Adviser shall use commercially reasonable efforts to obtain the most favorable price and efficient execution available on all portfolio transactions executed on behalf of the Allocated Portion, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and consistent with the Sub-Adviser Procedures and such written instructions as the Adviser may from time to time provide to the Sub-Adviser, consider the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party and may cause the Allocated Portion to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Allocated Portion an amount of commission for effecting an Allocated Portion transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Allocated Portion and its other advisory clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may (but shall be under no obligation to), in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients over time.

On an ongoing basis, at such time as the Adviser or the Board shall request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.	Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser. The Adviser and Fund’s Chief Compliance Officer shall, upon reasonable advance notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.	Periodic Reports. The Sub-Adviser shall (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request upon advance notice; and (ii) meet with any representatives of the Adviser or the Board at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement at reasonable times and upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder, but excluding the cost of securities (including brokerage commissions) and other investments purchased for the Allocated Portion. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement (provided, however, that the Sub-Adviser shall not be responsible for making any payment of expenses otherwise assumed by the Fund in the Advisory Agreement, in the form the Advisory Agreement is in effect on the date hereof, unless consented to by the Sub-Adviser).

7.	Standard of Care; Breach.

a.	Standard of Care. The Sub-Adviser will exercise its best judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

b.	Notification, Curing Breach. The Sub-Adviser shall use commercially reasonable efforts to cooperate with the Adviser in curing any material regulatory or compliance breaches or breaches of this Agreement as promptly as possible. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures, the Strategy or this Agreement.

8.	Use of Names and Track Record.

a.	Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence and this Agreement remains in effect, and as required solely for legal and regulatory compliance thereafter, with respect to the Fund, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund. During the term of this Agreement, the Adviser may, as provided in Section 2(l) of this Agreement, provide to the Sub-Adviser for the Sub-Adviser’s review and approval selected portions of all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the fourth business day after delivery of such materials that require Sub-Adviser approval, the Sub-Adviser will be deemed to have granted consent on the end of the fourth business day following delivery of such materials to the Sub-Adviser for approval.

b.	Restrictions on Use of Adviser’s and Sub-Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser (other than inclusions of such entities in lists of the Sub-Adviser’s clients). Other than as expressly stated herein, the Adviser shall have no right to use the name “Waterfall” or “Waterfall Asset Management, LLC” (or any combination or derivation thereof) without the written consent of the Sub-Adviser. The Sub-Adviser represents and warrants, unless otherwise required by law, regulation, regulatory or self-regulatory authority, or action or other judicial process, that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, or the Adviser. The Adviser represents and warrants, unless otherwise required by law, regulation, regulatory or self-regulatory authority, or action or other judicial process, that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Sub-Adviser.

c.	Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Allocated Portion for its track record, provided that the Fund is not specifically identified by name without the approval in writing by the Adviser.

9.	Liability and Indemnification.

a.

Absent the Sub-Adviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents, employees and controlling persons, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Sub-Adviser shall be responsible for, and shall indemnify and hold the Fund and the Adviser and each of their respective Trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the Procedures, as the same may be amended from time to time) caused by the negligent action or omission of the Sub-Adviser or its agent. The Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to any material changes to the definition of Trade Error becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a), and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.	The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee or agent of the Fund or other series of the Trust.

c.	The Sub-Adviser shall indemnify, to the extent permissible under applicable law, the Fund and the Adviser and each of their respective trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or written communication to current or prospective investors in the Fund provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents; or (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.	The Adviser shall indemnify, to the extent permissible under applicable law, the Sub-Adviser and each of its members, officers, directors, managers, employees and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.	Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in an amount not less than $15 million and commercial general liability insurance in an amount not less than $2 million. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.	Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/managers/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser. This Agreement has been duly executed and delivered by the Sub-Adviser.

c.	Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.	Registered Investment Adviser. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that disqualifies the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e.	No Material Pending Actions. To the best of its knowledge, there are no material pending or threatened actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation or inquiry by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.	Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.	Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any changes in its executive officers as well as (i) any change in the portfolio manager(s) responsible for the Allocated Portion and (ii) if Jack Ross and Thomas Capasse shall cease to be employed by the Sub-Adviser or to oversee the implementation by the Sub-Adviser of the Strategy, or if there is an actual or expected change in control or management of the Sub-Adviser.

i.	No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

j.	Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.	Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.	Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.	Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser. This Agreement has been duly executed and delivered by the Adviser.

c.	Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.	Registered Investment Adviser. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing under this Agreement or performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending or threatened actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation or inquiry by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.	Approval by Trust. This Agreement has been approved by (i) a majority of the Trustees of the Trust, including by a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of the Trust, in accordance with the procedural requirements of Section 15(c) of the 1940 Act; and (ii) the sole shareholder of the Fund in accordance with the procedural requirements of Section 15(a) of the 1940 Act or an exemption therefrom.

g.	Anti-Money Laundering. The Adviser or its designee has procedures in place that comply with anti-money laundering and privacy regulations applicable to it.

h.	No Untrue Statements or Omissions. The information provided by the Adviser to the Sub-Adviser in writing shall not, to the knowledge of the Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

i.	NFA Notice. The Adviser has filed on Sub Fund III’s behalf, a notice of eligibility with the National Futures Association for an exclusion from the definition of the term “commodity pool operator” with respect to the Sub Fund III pursuant to Commodity Futures Trading Commission Rule 4.13(a)(3).

j.	Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required liceses, registrations, memberships, and approvals.

k.	Commodity Pool Operator. The Adviser is either registered with the U.S. Commodity Futures Trading Commission (“CFTC”) as a “commodity pool operator” and a member in good standing of the National Futures Association (“NFA”) or is relying on an applicable exemption or exclusion from registration as a commodity pool operator.

l.	Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties herein inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.	Renewal. This Agreement shall continue in effect until May 31, 2016, and thereafter for successive periods of twelve (12) months each, only so long as such continuance is specifically approved annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval.

b.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser or (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund. The Adviser may terminate this Agreement, without payment of any penalty, upon 30 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately upon (i) a material breach by the Sub-Adviser of this Agreement which is not promptly cured pursuant to Section 7 hereof; (ii) Jack Ross and Thomas Capasse ceasing to be employed by the Sub-Adviser or continuing to oversee the Sub-Adviser’s management of the Allocated Portion; or (iii) at the discretion of the Adviser, the Sub-Adviser or any officer, director or key portfolio manager (including, without limitation, Jack Ross and Thomas Capasse), of the Sub-Adviser being accused in any regulatory, self-regulatory or judicial proceeding as having violated the federal securities laws or engaged in criminal conduct that could reasonably be viewed by the Adviser as (a) material to the Fund, the Sub-Adviser, or the ability of the Sub-Adviser to manage the Allocated Portion, or (b) negatively impacting the public perception of the Fund or the Adviser. This Agreement may also be terminated, without the payment of any penalty, by the Sub-Adviser immediately upon the Adviser or any officer, director, or manager of the Adviser being accused in any regulatory, self-regulatory or judicial proceeding as having violated the federal securities laws or engaged in criminal conduct that could reasonably be viewed by the Sub-Adviser as (a) material to the Fund, the Adviser, or the ability of the Adviser to manage the Fund, or (b) negatively impacting the public perception of the Sub-Adviser. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and, if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.	Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of eighteen (18) months following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement.

15.	Confidentiality.

a.	Except as expressly authorized in this Agreement or as required or requested, as advised by counsel, by applicable law, regulation, regulation of any self-regulatory organization, court order or other judicial process, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, managers, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement; (ii) have been informed of the confidential nature of such Information and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, it is acknowledged and agreed that the Trust and the Adviser shall be permitted to disclose Portfolio Information to any third party in connection with the operation of the Fund, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosure to its Representatives). The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients; provided, however, that Adviser may not use the information provided by the Sub-Adviser to trade for its own account or for the account of any other person or to try to “reverse engineer” the investment and trading methodologies and strategies of the Sub-Adviser.

b.	Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement and other non-public information regarding the portfolio holdings and investment activity and characteristics of the Fund. In addition to the requirements of subsection (a) above, the Adviser and the Sub-Adviser will restrict access to the Portfolio Information to those employees of the Adviser and the Sub-Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund.

c.	Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

d.	Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by facsimile or e-mail transmission (where the sending party has received electronic confirmation of the transmission) or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Kenneth Nick

Waterfall Asset Management, LLC

1140 Avenue of Americas 7th Floor

New York, NY 10036

Fax: (212) 257-4699

with a copy (which does not constitute notice) to:

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attn: Stuart Koonce

Fax: (212) 839-5599

Adviser:

Peter Koffler

The Blackstone Group L.P.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

Fax: (212) 583-5016

with a copy (which does not constitute notice) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Attn: James E. Thomas

Fax: (617) 235-0483

By Email:

BAMMFComplianceReporting@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain business continuity, disaster recovery and backup capabilities and facilities, through which the Sub-Adviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall perform (or shall have previously performed) background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, including at the time such employee is hired by the Sub-Adviser or at such times as an employee’s duties begin to include investment or oversight authority over a material portion of the Sub-Adviser’s assets under management.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets. The Sub-Adviser is responsible only for providing advice with respect to the Allocated Portion.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a written list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the the Fund (other than any entity that is an “affiliated person” of the Fund solely due to its status as a sub-advisor (or as an affiliate of a sub-advisor) of the Fund) and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person” (and any affiliated person of such an affiliated person), as such term is defined in the 1940 Act, of the Sub-Adviser; provided, however, that the Sub-Adviser may exclude from its list of “affiliated persons” those employees of Sub-Adviser who are not also officers, directors, managers or employees with investment or trading responsibility for client assets. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The Sub-Adviser shall cooperate reasonably with the Adviser for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers upon request to ensure the orderly daily operation of the Fund (including, without limitation, reasonably assisting with preparation of regulatory filings and responding to regulatory requests that relate to the Allocated Portion).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.	Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, all matters arising under or related to this Agreement shall be governed by, construed, interpreted and enforced in accordance with the internal laws of the State of New York.

c.	Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.	Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.	Counterparts. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:
Name: Peter Koffler
Title:

WATERFALL ASSET MANAGEMENT, LLC

By:	Date:
Name:
Title:

Blackstone Alternative Multi-Manager Fund

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT effective as of July 22, 2014, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Boussard & Gavaudan Investment Management, LLP, an English limited liability partnership (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Manager Fund (the “Fund”), relating to the provision of portfolio management services to the Fund;

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers;

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”);

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement; and

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.	Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for the period hereinafter set forth. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets that Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). Initially, the Sub-Adviser will provide the various investment advisory and other services with respect to the Allocated Portion to a wholly-owned subsidiary of the Fund, Blackstone Alternative Multi-Manager Sub Fund III L.L.C. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Fund in any way.

b.	Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the implementation of the Strategy with respect to the Allocated Portion.

c.	Sub-Advisory Arrangement Not Exclusive for Fund. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.	Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.	Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (a) make investment decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (b) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; and (c) subject to Section 2(d) below, execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney in fact).

c.

Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with (i) the Strategy; (ii) the investment policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the prospectus (the “Prospectus”) and statement of additional information (“SAI”) included in the Fund’s registration statement (as from time to time amended, supplemented and in effect, the “Registration Statement”) (collectively, the “Governing Documents”); (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company,” and (iv) any written instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time. The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board with respect to the Fund as from time to time in effect and furnished in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide reasonable notice to the Sub-Adviser of any relevant changes to the Governing Documents or the Procedures, and the Sub-Adviser shall, absent the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder, not be liable for acting in accordance with existing forms of Governing Documents or Procedures prior to being notified of any amendments thereto. The Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

d.	Fund Counterparties. Sub-Adviser will utilize counterparties for brokerage, futures and options clearing, ISDA purposes and trade execution under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with prime brokerage, futures and options clearing, and ISDA counterparties upon request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers for trade execution selected by the Sub-Adviser and accounts set up by the Sub-Adviser with such broker-dealers. The Sub-Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable) and will perform in-house reconciliation procedures on such accounts and provide information regarding such reconciliations to the Adviser upon request.

e.	Reports. The Sub-Adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Fund. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request.

f.	Proxy Voting. It is currently anticipated that the Sub-Adviser shall not be responsible for proxy voting; however, at the request of the Adviser, the Sub-Adviser shall assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in (i) a manner deemed by the Sub-Adviser to be in the best interests of the Fund (as it relates to the Allocated Portion) and (ii) accordance with the Sub-Adviser’s proxy voting policies and procedures (a copy of which has been provided to the Adviser). The Adviser shall provide the Sub-Adviser notice reasonably in advance of any request that the Sub-Adviser assume responsibility to vote proxies on behalf of the Fund (it being understood that a single notice may state a continuing obligation), and shall cause materials relating to such proxies to be forwarded to the Sub-Adviser in a timely fashion by the Fund’s custodian, the Administrator or another party. It is acknowledged and agreed that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies for the Fund, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

g.	Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion to ensure compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures and applicable law.

h.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the custodian for the Fund (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

i.	Assistance with Valuation. The Sub-Adviser will provide reasonable assistance to the Adviser and the Custodian, Administrator or similar party designated by the Adviser in assessing the fair value of securities or other instruments held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings.

j.	Provision of Information and Certifications. The Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and in connection with the compliance by any of them with the requirements of the Governing Documents, the Procedures and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Sub-Adviser’s management of the Fund in order to support the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

k.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and to the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this

Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning Code of Ethics and compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Fund. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Fund as the Trust or its Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics. Further, the Sub-Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

l.	Sub-Adviser Review of Materials. Upon the Adviser’s request, the Sub-Adviser shall review and comment upon selected portions, relating to the Sub-Adviser and/or Strategy (including the Allocated Portion), of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund, and participate, at the reasonable request of the Adviser and as agreed to by the Sub-Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Sub-Adviser will promptly inform the Fund and the Adviser if any information in the Registration Statement is (or will become) inaccurate or incomplete.

m.	Regulatory Communications and Notices. The Sub-Adviser shall promptly provide notice to the Adviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions relating to (i) the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall promptly make available such documents to the Adviser unless, in the opinion of the Sub-Adviser’s counsel, the Sub-Adviser would be legally prohibited from doing so.

n.	Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments relating to its duties as subadviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or is threatened with, any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, involving the affairs of the Fund and (ii) any change in the partners of the Sub-Adviser or in the actual control or management of the Sub-Adviser or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion.

3.	Broker-Dealer Selection.

To the extent provided in the Prospectus or SAI of the Fund’s Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions when applicable with or through such brokers, dealers or other financial institutions as selected in accordance with Section 2(d) hereof. The Sub-Adviser shall use commercially reasonable efforts to seek to obtain the best execution of all portfolio transactions executed on behalf of the Fund. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with the applicable Sub-Adviser Procedures, consider the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

On an ongoing basis, but not less often than annually, the Sub-Adviser will provide a written report, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser or any person retained by the Board at all reasonable times. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser. The Adviser and Fund’s Chief Compliance Officer shall, upon reasonable advance notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.	Periodic Reports. The Sub-Adviser shall (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request; and (ii) meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement at reasonable times and upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.	Standard of Care. The Sub-Adviser will exercise its best judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

b.	Notification, Curing Breach. The Sub-Adviser shall use its best efforts to cooperate with the Adviser in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as possible. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures, the Strategy or this Agreement.

8.	Use of Names and Track Record.

a.	Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund, and the Fund shall promptly amend, and, if necessary, file such amendment to, any applicable organizational document, changing its name so that the name of Sub-Adviser is not included in the name of the Fund. During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials that require Sub-Adviser approval, the Sub-Adviser will be deemed to have granted consent on the end of the third business day following delivery of such materials to the Sub-Adviser for approval.

Other than the performance achieved for the Allocated Portion, the Adviser may not use the Sub-Adviser’s performance information or track-record without the Sub-Adviser’s express written consent.

b.	Restrictions on Use of Adviser’s and Sub-Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser (other than inclusions of such entities in lists of the Sub-Adviser’s clients). Other than as expressly stated herein, the Adviser shall have no right to use the name “Boussard & Gavaudan Investment Management, LLP” (or any combination or derivation thereof) without the written consent of the Sub-Adviser. Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, the Adviser or the Sub-Adviser, as applicable.

c.	Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund for its track record, provided that the Fund is not specifically identified by name without the approval in writing by the Adviser.

9.	Liability and Indemnification.

a.

Absent the Sub-Adviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents, employees and controlling persons, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Sub-Adviser shall be responsible for, and shall indemnify and hold the Fund and the Adviser and each of their respective Trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the Compliance Manual of the Fund, as the same may be amended from time to time) caused by the negligent action or negligent omission of the Sub-Adviser or its agent. The Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to any material changes to the definition of Trade Error becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a), and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.	The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee or agent of the Fund or other series of the Trust.

c.	The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonably incurred attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure provided in written materials to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents; or (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.	The Adviser shall indemnify the Sub-Adviser and each of its officers, employees and partners, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided in written materials to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of obligations or duties hereunder.

e.	Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(a), 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(a), 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an Errors and Omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and Commercial General Liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.	Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.	Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.	Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.	Registered Investment Adviser. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement;

f.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

g.	Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Allocated Portion or if there is an actual or expected change in control or management of the Sub-Adviser.

h.	Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

i.	Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.	Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.	Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.	Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.	Registered Investment Adviser. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.	Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties herein inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.	Renewal. This Agreement shall continue in effect until June 30, 2015, and thereafter for successive periods of 12 months each, only so long as such continuance is specifically approved annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval.

b.

Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser or (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund. The Adviser may terminate this Agreement, without payment of any penalty, upon 30 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately (i) upon the material breach by the Sub-Adviser of this Agreement, (ii) if Emmanuel Boussard ceases to be employed by the Sub-Adviser or to oversee the Sub-Adviser’s management of the Allocated Portion; or (iii) at the discretion of the Adviser, if the Sub-Adviser or any officer, director or key portfolio manager of the Sub-Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and, if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.	Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 12(b), 12(e), 16, 20 and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement.

15.	Confidentiality.

a.	Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Portfolio Information to any person, or make such Portfolio Information publicly available, in their sole and absolute discretion. The Recipient Party shall be responsible for a breach of this section. The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section, (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information, (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party, or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.	Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund. In addition to the requirements of subsection (a) above, the Adviser and the Sub-Adviser will restrict access to the Portfolio Information to those employees of the Adviser and the Sub-Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund and the Adviser and Sub-Adviser will be obligated to ensure that it is used only for such purposes.

c.	Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

d.	Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their Affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by facsimile or e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Emmanuel Gavaudan

BG.MO@bgam-fr.com and BG.Compliance@bgam-fr.com

1 Vine Street

London W1J 0AH

United Kingdom

Fax: 00 44 20 7287 5746

with a copy to:

69 Boulevard Haussmann

75008 Paris

France

Fax: 0033 1 44 90 41 49

Adviser:

By Delivery or Facsimile:

Peter Koffler

The Blackstone Group L.P.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

Fax: (212) 583-5016

with a copy (that shall not constitute notice) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Attn: James E. Thomas

Fax: 617-235-0483

By Email:

BAMMFComplianceReporting@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain business continuity, disaster recovery and backup capabilities and facilities, through which the Sub-Adviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall, in its reasonable discretion, perform background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, including at the time such employee is hired by the Sub-Adviser or at such times as an employee’s duties begin to include investment or oversight authority over a material portion of the Sub-Adviser’s assets under management.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets. The Sub-Adviser is responsible only for providing advice with respect to the Allocated Portion.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person” (and any affiliated person of such an affiliated person), as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The Sub-Adviser shall cooperate reasonably with the Adviser for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.	Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, all matters arising under or related to this Agreement shall be governed by, construed, interpreted and enforced in accordance with the internal laws of the State of New York.

c.	Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.	Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.	Counterparts. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:
Name:

BOUSSARD & GAVAUDAN INVESTMENT MANAGEMENT, LLP

By:	Date:

Name: Emmanuel Gavaudan, Director of Boussard & Gavaudan Partners Limited (acting as managing member)